Exhibit 24.1

                                POWER OF ATTORNEY


      Each of the undersigned officers and directors of Neoprobe Corporation, a Delaware corporation (the "Company") hereby appoints David C. Bupp and Brent L. Larson as the undersigned's attorney-in-fact or any one of them individually as the undersigned's attorney-in-fact, in his or her name and on his or her behalf, and in any and all capacities stated below, to sign or cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's registration statement on Form SB-2 (the "Registration Statement") to register under the Securities Act of 1933, as amended, the sale of up to 32,350,000 shares of Common Stock, $.001 par value, of the Company which may be issued upon the conversion of debt or the exercise of warrants, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorneys-in-fact, and to each of them, full power and authority to do and perform in the name of and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on this 27th day of December, 2004.

         Signature                                  Title
         ---------                                  -----


 /s/ David C. Bupp                         President, Chief Executive Officer
------------------------------------       and Director
  David C. Bupp                            (principal executive officer)

 /s/ Brent L. Larson                       Vice President, Finance and Chief
------------------------------------       Financial Officer
  Brent L. Larson                          (Principal financial officer and
                                           principal accounting officer)


/s/ Julius R. Krevans                      Chairman of the Board of Directors
------------------------------------
  Julius R. Krevans

 /s/ Carl J. Aschinger, Jr.                Director
------------------------------------
  Carl J. Aschinger, Jr.

 /s/ Reuven Avital                         Director
------------------------------------
  Reuven Avital

 /s/ Kirby I. Bland                        Director
------------------------------------
  Kirby I. Bland

 /s/Nancy E. Katz                          Director
------------------------------------
  Nancy E. Katz

 /s/ Fred B. Miller                        Director
------------------------------------
  Fred B. Miller

 /s/ Frank J. Whitley, Jr.                 Director
------------------------------------
  Frank Whitley, Jr.